                   AMENDMENT TO KEY EMPLOYEE SEVERANCE AGREEMENT


          This Amendment to Key Employee Severance Agreement is made and entered into as of this 12th day of January, 1997, by and between Quixote Corporation, a Delaware corporation (hereinafter referred to as the "Company"), and Leslie J. Jezuit of Mundelein, Illinois (hereinafter referred to as the "Executive").

                                 RECITALS

          WHEREAS, the Company and the Executive have entered into an Key Employee Severance Agreement dated as of April 30, 1996 (the "Agreement"), which provides for certain benefits to the Executive upon a "change of control" of the Company; and

          WHEREAS, the Company and the Executive agree that the change of control provision of the Agreement might be deemed to include the proposed transactions contemplated in that Asset Purchase Agreement dated as of December 8, 1996 among the Company, Disc Manufacturing, Inc., Cinram Ltd. and Cinram Inc.; and

          WHEREAS, the Executive and the Company agree that consummation of the transactions contemplated in said Asset Purchase Agreement is not intended to be a "change in control" for purposes of the Agreement; and

          WHEREAS, the parties desire to modify the Agreement to set forth their understanding;

          NOW, THEREFORE, in consideration of the foregoing, and of the respective convenants and agreements of the parties contained herein, the parties agree as follows:

          1.  Section 4(c) of the Agreement shall be amended to read as follows:

          there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; provided, however, that the consummation of the transactions contemplated in that Asset Purchase Agreement dated as of December 8, 1996 by and among the Company, Disc Manufacturing,

      Inc., Cinram Ltd. and Cinram Inc., shall not, in and of itself, constitute a change in control of the Company within the meaning of this Section 4(c).

          2. The first sentence of Section 8(a) of the Agreement shall be amended to read as follows:

          The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all, or substantially all, of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place; provided, however, that the consummation of the transactions contemplated in that Asset Purchase Agreement dated as of December 8, 1996 by and among the Company, Disc Manufacturing, Inc., Cinram Ltd. and Cinram Inc. shall not, in and of itself, be deemed to require compliance with this first sentence of
      Section 8(a).

          3. Except as set forth herein, the Agreement is not in any way amended, modified or changed.

          IN WITNESS WHEREOF, this Amendment to Key Employee Severance Agreement is executed as of the date above written.

QUIXOTE CORPORATION                       EXECUTIVE

By: /s/ Philip E. Rollhaus Jr.           /s/ Leslie J. Jezuit
    --------------------------           ------------------------
Its: Chairman and C.E.O.

                   AMENDMENT TO KEY EMPLOYEE SEVERANCE AGREEMENT


          This Amendment to Key Employee Severance Agreement is made and entered into as of this 10th day of January, 1997, by and between Quixote Corporation, a Delaware corporation (hereinafter referred to as the "Company"), and Daniel P. Gorey of Palatine, Illinois (hereinafter referred to as the "Executive").

                                   RECITALS

          WHEREAS, the Company and the Executive have entered into an Key Employee Severance Agreement dated as of February 17, 1989 (the "Agreement"), which provides for certain benefits to the Executive upon a "change of control" of the Company; and

          WHEREAS, the Company and the Executive agree that the change of control provision of the Agreement might be deemed to include the proposed transactions contemplated in that Asset Purchase Agreement dated as of December 8, 1996 among the Company, Disc Manufacturing, Inc., Cinram Ltd. and Cinram Inc.; and

          WHEREAS, the Executive and the Company agree that consummation of the transactions contemplated in said Asset Purchase Agreement is not intended to be a "change in control" for purposes of the Agreement; and

          WHEREAS, the parties desire to modify the Agreement to set forth their understanding;

          NOW, THEREFORE, in consideration of the foregoing, and of the respective convenants and agreements of the parties contained herein, the parties agree as follows:

          1.  Section 4(c) of the Agreement shall be amended to read as follows:

          there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; provided, however, that the consummation of the transactions contemplated in that Asset Purchase Agreement dated as of December 8, 1996 by and among the Company, Disc Manufacturing, Inc., Cinram Ltd. and Cinram Inc., shall not, in and of itself, constitute a change in control of the Company within the meaning of this Section 4(c).

          2. The first sentence of Section 8(a) of the Agreement shall be amended to read as follows:

          The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all, or substantially all, of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place; provided, however, that the consummation of the transactions contemplated in that Asset Purchase Agreement dated as of December 8, 1996 by and among the Company, Disc Manufacturing, Inc., Cinram Ltd. and Cinram Inc. shall not, in and of itself, be deemed to require compliance with this first sentence of
      Section 8(a).

          3. Except as set forth herein, the Agreement is not in any way amended, modified or changed.

          IN WITNESS WHEREOF, this Amendment to Key Employee Severance Agreement is executed as of the date above written.

QUIXOTE CORPORATION                     EXECUTIVE

By: /s/ Philip E. Rollhaus Jr.          /s/ Daniel P. Gorey
    --------------------------          -------------------------
Its: Chairman and C.E.O.

                    AMENDMENT TO KEY EMPLOYEE SEVERANCE AGREEMENT


          This Amendment to Key Employee Severance Agreement is made and entered into as of this 10th day of January, 1997, by and between Quixote Corporation, a Delaware corporation (hereinafter referred to as the "Company"), and George D. Ebersole of Palos Heights, Illinois (hereinafter referred to as the "Executive").

                                      RECITALS

          WHEREAS, the Company and the Executive have entered into an Key Employee Severance Agreement dated as of February 17, 1989 (the "Agreement"), which provides for certain benefits to the Executive upon a "change of control" of the Company; and

         WHEREAS, the Company and the Executive agree that the change of control provision of the Agreement might be deemed to include the proposed transactions contemplated in that Asset Purchase Agreement dated as of December 8, 1996 among the Company, Disc Manufacturing, Inc., Cinram Ltd. and Cinram Inc.; and

          WHEREAS, the Executive and the Company agree that consummation of the transactions contemplated in said Asset Purchase Agreement is not intended to be a "change in control" for purposes of the Agreement; and

          WHEREAS, the parties desire to modify the Agreement to set forth their understanding;

          NOW, THEREFORE, in consideration of the foregoing, and of the respective convenants and agreements of the parties contained herein, the parties agree as follows:

          1.  Section 4(c) of the Agreement shall be amended to read as follows:

          there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; provided, however, that the consummation of the transactions contemplated in that Asset Purchase Agreement dated as of December 8, 1996 by and among the Company, Disc Manufacturing, Inc., Cinram Ltd. and Cinram Inc., shall not, in and of itself, constitute a change in control of the Company within the meaning of this Section 4(c).

          2. The first sentence of Section 8(a) of the Agreement shall be amended to read as follows:

          The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all, or substantially all, of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place; provided, however, that the consummation of the transactions contemplated in that Asset Purchase Agreement dated as of December 8, 1996 by and among the Company, Disc Manufacturing, Inc., Cinram Ltd. and Cinram Inc. shall not, in and of itself, be deemed to require compliance with this first sentence of Section 8(a).

          3. Except as set forth herein, the Agreement is not in any way amended, modified or changed.

          IN WITNESS WHEREOF, this Amendment to Key Employee Severance Agreement is executed as of the date above written.

QUIXOTE CORPORATION                      EXECUTIVE

By: /s/ Philip E. Rollhaus Jr.           /s/ George D. Ebersole
    ---------------------------          ------------------------------
Its: Chairman and C.E.O.